Earnings Conference Call 1st Quarter 2023 May 4, 2023 Exhibit 99.2

Forward-Looking Statements This presentation (and oral statements relating to this presentation) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements, other than statements of historical facts, that express, are based on, or involve discussions of expectations, beliefs, plans, estimates, objectives, outlooks, assumptions, or future events or performance are forward-looking. Forward-looking statements are not guarantees of future performance and involve estimates, assumptions, risks, and uncertainties that may differ materially from actual results, performance, or outcomes. Risks and uncertainties that may cause actual results or outcomes to differ materially from those contained in forward-looking statements are listed in IDACORP, Inc.'s and Idaho Power Company's most recently filed periodic reports on Form 10-K and Form 10-Q, including (but not limited to) Part I, Item 1A -“Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations,” and other reports the companies file with the U.S. Securities and Exchange Commission. Risks and uncertainties include the following, among others: • Decisions by state and federal regulators affecting Idaho Power's ability to recover its costs and earn a return on its capital investment; • Changes to or elimination of Idaho Power’s regulatory cost recovery mechanisms; • Ability to timely construct, and expenses and risks of capital expenditures for, utility infrastructure, including the impacts of inflation, price volatility, supply chain constraints, and supplier and contractor delays; • Impacts of economic conditions, including an inflationary or recessionary environment and increasing interest rates, on items such as operations and capital investments and changes in customer demand; • Risks of operating an electric utility system, including compliance with regulatory obligations and liability for outages and personal injury or property damage; • Power demand exceeding supply, and the rapid addition of new industrial and commercial customer load and the volatility of such new load demand, resulting in increased costs for purchasing energy and capacity in the market or acquiring or constructing additional generation and transmission resources; • Ability to acquire fuel, power, and transmission capacity at reasonable prices and under reasonable terms; • Impacts of future governmental regulation and inability to timely obtain, and the cost of obtaining and complying with, government permits and approvals, licenses, and rights-of-way for transmission and generation projects; • Ability to obtain debt and equity financing when necessary and on reasonable terms; and • Ability to continue to pay dividends and achieve target-payout ratios, and contractual and regulatory restrictions on those dividends. New factors emerge from time to time, and it is not possible for the company to predict all such factors, nor can it assess the impact of any such factor on the business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. IDACORP and Idaho Power disclaim any obligation to update publicly any forward-looking information, whether in response to new information, future events, or otherwise, except as required by applicable law.

Leadership Presenting Today Lisa Grow IDACORP President & Chief Executive Officer Brian Buckham IDACORP Senior Vice President & Chief Financial Officer 3

Earnings Performance Three months ended March 31 2023 2022 Net income $ 56,098 $ 46,260 Weighted average common shares outstanding – diluted (000’s) 50,723 50,660 Earnings per diluted share $ 1.11 $ 0.91 4

Growth & Economic Expansion Moody’s GDP Growth Projections for Idaho Power’s Service Area: 2023: 4.7% 2024: 4.4% 5 2.2% (Year-over-year) Idaho Power Customer Growth 560,000 570,000 580,000 590,000 600,000 610,000 620,000 2019 2020 2021 2022 Twelve Months Ended March 31, 2023 Exhibit 99.2

Boardman-to-Hemingway Project Update • Expected to break ground in 2023 – final key permits obtained • Oregon State Supreme Court affirmed Energy Facility Siting Council final order • Purchase, sale, and security agreement executed with Bonneville Power Administration (BPA) – Idaho Power’s interest in Boardman-to-Hemingway increased to ~45 percent • Long-term transmission service commitment to BPA’s customers across southern Idaho included in agreement • More than $500 million of total system additional projected rate base from the line by 2026. 6

Resource Additions to Address Energy and Capacity Deficits 7 • More than $600 million included in current capital forecasts to address energy and capacity deficits • Signed contracts for 131-MW of owned storage, plus 40MW solar power purchase agreement (PPA) for 2023 in-service • Signed contracts for 72-MW of owned storage, plus 100MW solar PPA for 2024 in-service • Signed contract to purchase storage capacity from 150MW battery storage facility, plus an additional 77-MW of owned storage anticipated for 2025 in-service • Contract approved for 20-year 200-MW solar PPA to sell output exclusively to a large industrial customer, March 2025 in-service • Additional resource RFPs issued to address projected energy and capacity deficits for 2026-2027 (energy and capacity resources, as well as energy that can be delivered via transmission) – 350MW peak capacity, up to 1,100MW of variable energy resources • Filing made in Oregon as part of competitive bidding process for 2026 resource needs Exhibit 99.2

A Tradition of Sustainability 8

Q1 2022 to Q1 2023 IDACORP, Inc. Net Income (in millions and before related income tax impact unless otherwise noted) 9 Net Income – For the Quarter Ended March 31, 2022 $ 46.3 Increase (decrease) in Idaho Power net income: Customer growth, net of associated power supply costs and power cost adjustment mechanisms $ 2.7 Usage per retail customer, net of associated power supply costs and power cost adjustment mechanisms 0.4 Idaho fixed cost adjustment revenues (1.2) Retail revenues per megawatt-hour, net of associated power supply costs and power cost adjustment mechanisms 8.5 Transmission wheeling-related revenues 5.1 Other operations and maintenance expenses – Other changes in operating revenues and expenses, net (7.8) Increase in Idaho Power operating income 7.7 Non-operating expense, net 2.7 Additional accumulated deferred investment tax credits (ADITC) amortization 3.8 Income tax expense, excluding additional ADITC amortization (4.7) Total increase in Idaho Power net income 9.5 Other IDACORP changes (net of tax) 0.3 Net Income – For the Quarter Ended March 31, 2023 $ 56.1

• March 8: Issued $60 million, 5.06% first mortgage bonds due 2043 • March 8: Issued $62 million, 5.20% first mortgage bonds due 2053 • March 14: Issued $400 million, 5.50% first mortgage bonds due 2053 • March 2023: Repaid $100 million on term loan agreement • April 2023: Repaid $75 million, 2.50% maturing first mortgage bonds Idaho Power Successful Bond Placements Average Cost of Debt in 2011 General Rate Case: ~5.73% 10

IDACORP(1) Idaho Power Revolving Credit Facility – Expires December 2026(2) $ 100.0 $ 300.0 Commercial Paper Outstanding – – Identified for Other Use(3) – (19.9) Total $ 100.0 $ 280.1 Operating Cash Flows and Liquidity 9 Cash Flows (millions) Three Months Ended March 31 IDACORP 2023 2022 Net Cash (Used in) Provided by Operating Activities $ (90.4) $ 93.0 Liquidity (millions) As of March 31, 2023 (1) Holding company only. (2) On December 6, 2025, $15.6 million and $46.9 million on the IDACORP and Idaho Power facilities, respectively, terminates, with the remainder terminating December 7, 2026. (3) American Falls Bonds that Idaho Power could be required to purchase prior to maturity under the optional or mandatory purchase provisions of the bonds, if the remarketing agent for the bonds were unable to sell the bonds to third parties. 11

2023 Earnings Per Share Guidance & Estimated Key Operating Metrics (Millions Except for Per Share Amounts) Current(1) Previous(2) IDACORP Earnings Per Diluted Share Guidance No change $ 4.95 – $ 5.15 Idaho Power Additional Amortization of Accumulated Deferred Investment Tax Credits No change Approximately $15 Idaho Power Operations & Maintenance Expense No change $ 385 – $ 395 Idaho Power Capital Expenditures, Excluding Allowance for Funds Used During Construction No change $ 650 – $ 700 Idaho Power Hydropower Generation (Megawatt-hours) 6.0 – 7.5 5.5 – 7.5 (1) As of May 4, 2023. (2) As of February 16, 2023, the date of filing IDACORP’s and Idaho Power’s Annual Report on Form 10-K for the year ended December 31, 2022. 12

Precipitation Outlook Weather Outlook June Through August 2023 Temperature Outlook Source: NOAA, National Oceanic Atmospheric Administration, U.S. Dept. of Commerce, April 20, 2023 13

Contact Information Justin S. Forsberg Director of Investor Relations & Treasury (208) 388-2728 JForsberg@idacorpinc.com Investors & Analysts Jordan Rodriguez Corporate Communications (208) 388-2460 JRodriguez@idahopower.com Media 14